ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

Class A	Ticker: EVOAX
Class C	Ticker: EVOCX
Class I	Ticker: EVOIX
Class N	Ticker: EVONX

(a series of Northern Lights Fund Trust)

Supplement dated November 14, 2014 to the Prospectus dated January 28, 2014

______________________________________________________________________

Effective November 14, 2014, Robert J. Murphy has been added as portfolio manager of the Altegris Futures Evolution Strategy Fund (the “Fund”).  Mr. Murphy is, together with Matthew Osborn and Eric Bundonis, each of the Adviser, and the Sub-Adviser portfolio manager, Jeffrey E. Gundlach of DoubleLine Capital LP, primarily responsible for the day-to-day management of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The following replaces the information in the section titled “Investment Adviser Portfolio Managers” on page 11 of the Prospectus:

Matthew Osborne has served the Fund as Portfolio Manager since it commenced operations in 2011. Eric Bundonis has been a Portfolio Manager to the Fund since July 2014, and Robert Murphy has been Portfolio Manager to the Fund since November 2014.  Mr. Osborne is the lead Portfolio Manager.

Co-Portfolio Managers	Title
Matthew Osborne	Executive Vice President
Robert J. Murphy, CFA, FRM, CAIA	Senior Vice President and Deputy Chief Investment Officer
Eric Bundonis, CFA	Vice President and Co-Director Research and Investments

------------------

The section titled “Investment Adviser Portfolio Managers” on pages 22-23 is amended to add the following to the end of the section

Robert J. Murphy, CFA, FRM, CAIA

Senior Vice President and Deputy Chief Investment Officer

Mr. Murphy has served as Senior Vice President and Deputy Chief Investment Officer of the Adviser since August 2014.  Mr. Murphy is a member of the Altegris Investment Committee and is responsible for specific portfolio and risk management responsibilities. From July 2009 to July 2014, Mr. Murphy served as the Chief Investment Officer, Co-Portfolio Manager and Director of Risk for Hatteras Alternative Mutual Funds, a subsidiary of Hatteras Funds. At Hatteras he led the portfolio management team with responsibility for establishing the policies, processes and direction for asset allocation, portfolio construction and portfolio management. In addition, as Chief Investment Officer and Chairman of the

Investment Committee, Mr. Murphy was responsible for the overall risk management of the Hatteras Alternative Mutual Funds, including establishing risk/reward criteria and investment risk allocation.

Prior to joining Hatteras, Mr. Murphy was with Ivy Asset Management Corp. LLC, a division of BNY Mellon Asset Management, as a Managing Director in the Investments Group and in the Investment Products and Strategy Group from October 2008 to July 2009. Before joining Ivy in August 2008, Mr. Murphy was a Partner and Director of Risk Management at Meridian Capital Partners, where, beginning in October 2001, he worked in various senior capacities, including investment manager research and portfolio management. Earlier in his career, Mr. Murphy was a senior fixed income investment banker with several respected financial industry organizations including DLJ and Bear Stearns. Mr. Murphy received his BA and MBA degrees from the State University of New York at Albany. He has earned designations as a Charter Financial Analyst (CFA®), Financial Risk Manager (FRM) and Chartered Alternative Investment Analyst (CAIA).

------------------

The information in this supplement contains new and additional information beyond that in the Prospectus, dated January 28, 2014, as updated and Statement of Additional Information (“SAI”), dated January 28, 2014, as updated.  This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

Class A	Ticker: EVOAX
Class C	Ticker: EVOCX
Class I	Ticker: EVOIX
Class N	Ticker: EVONX

(a series of Northern Lights Fund Trust)

Supplement dated November 14, 2014 to the
Statement of Additional Information dated January 28, 2014

______________________________________________________________________

Effective November 14, 2014, Robert J. Murphy has been added as portfolio manager of the Altegris Futures Evolution Strategy Fund (the “Fund”).  Mr. Murphy is, together with Matthew Osborne and Eric Bundonis, each of the Adviser, and the Sub-Adviser portfolio manager, Jeffrey E. Gundlach of DoubleLine Capital LP, primarily responsible for the day-to-day management of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The first sentence in the section titled “Portfolio Managers” on page 37 is deleted and replaced with the following:

Matthew Osborne, Robert Murphy and Eric Bundonis, each of the Adviser, are portfolio co-managers of the Fund. Mr. Osborne is the lead portfolio manager.

------------------

In the section titled “Portfolio Managers” on pages 37-39, the following sentence is inserted at the end of the section:

As of November 13, 2014, Mr. Murphy was not primarily responsible for the day-to-day management of the portfolio of any other account.

------------------

The section titled “Compensation” on page 40 is deleted and replaced with the following:

For services as a portfolio co-manager to the Fund, each of Robert Murphy and Eric Bundonis receives a salary and a discretionary bonus from the Adviser. Matthew Osborne receives a salary from the Adviser. Each of Messrs. Osborne, Murphy and Bundonis also have an equity interest in a privately-held entity that directly or indirectly controls the Adviser and its affiliates, and will receive compensation from that entity based upon the future profitability of the Adviser and its affiliates.  For services as the Sub-Adviser’s portfolio manager to the Fund, Mr. Gundlach is compensated by the Sub-Adviser through a combination of base salary, discretionary bonus and equity participation in the Sub-Adviser.

------------------

On page 40, the table under the section titled “Ownership of Securities” is amended to include the following:

Altegris Futures Evolution Strategy Fund
Robert Murphy	None

The information provided is as of November 13, 2014.

_________________________________

The information in this supplement contains new and additional information beyond that in the Prospectus, dated January 28, 2014, as updated, and Statement of Additional Information (“SAI”), dated January 28, 2014, as updated.  This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.